UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                         Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ELEVATION ONCOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒No fee required.
☐Fee paid previously with preliminary materials.
☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V70243-P23221 ELEVATION ONCOLOGY, INC. 101 FEDERAL STREET, SUITE 1900 BOSTON, MA 02110 ELEVATION ONCOLOGY, INC. 2025 Annual Meeting Vote by June 4, 2025 11:59 p.m. Eastern Time You invested in ELEVATION ONCOLOGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 5, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 5, 2025 9:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/ELEV2025

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V70244-P23221 1. Election of Directors For Nominees: 01) R. Michael Carruthers 02) Julie M. Cherrington, Ph.D. 03) Joseph J. Ferra, Jr. 2. Ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. For 3. Approve an amendment to our Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our outstanding shares of common stock at a ratio in the range of 1:10 to 1:50, with the exact ratio within such range to be determined at the discretion of the Board of Directors. For 4. Approve an adjournment of our Annual Meeting of Stockholders, if necessary, to permit further solicitation of proxies if there are insufficient votes to approve Proposal 3. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.